                                                                    EXHIBIT (21)
                                 HONEYWELL INC.
                                   AFFILIATES

A                            %
I       COUNTRY            OWNED                         COMPANY*
-       -------            -----                         --------
I   UNITED STATES: CALIF    100    HONEYWELL ADVANCED SYSTEMS INC.
A   UNITED STATES: DEL      100    HONEYWELL ASIA PACIFIC INC.
A   UNITED STATES: DEL      100    HONEYWELL BUILDING MANAGEMENT SERVICES INC.
A   UNITED STATES: DEL      100    HONEYWELL CHINA INC.
I   UNITED STATES: MINN     100    HONEYWELL COMMUNICATIONS COMPANY
I   UNITED STATES: DEL      100    HONEYWELL DISC INC.
A   UNITED STATES: DEL      100    HONEYWELL EUROPE INC.
A   UNITED STATES: DEL      100    HONEYWELL FINANCE INC.
A   UNITED STATES: DEL      100      HONEYWELL FINANCE INTERNATIONAL INC.
I   UNITED STATES: DEL      100    HONEYWELL HIGH-TECH TRADING INC.
A   BRAZIL                   50      HONEYWELL DO BRASIL & CIA. (Partnership)
                                      [OTHER PARTNER IS HONEYWELL OVERSEAS FINANCE CO., OWNING 50%]
A   UNITED STATES: DEL      100    HONEYWELL OVERSEAS FINANCE COMPANY
A   UNITED STATES: DEL      100    HONEYWELL REALTY, INC.
A   UNITED STATES: MASS     100    HONEYWELL DMC SERVICES, INC.
A   UNITED STATES: DEL      100    HONEYWELL TCAS INC.
A   UNITED STATES: DEL       50    CONTROL SYSTEMS CONTRACTING AND CONSULTING LLC
                                     [OTHER 50% OWNERSHIP IS HELD BY MINNEAPOLIS-HONEYWELL
                                     REGULATOR COMPANY, INC.]
A   UNITED STATES: MASS     100    HONEYWELL CONSUMER PRODUCTS, INC.
A   UNITED STATES: MASS     100      HONEYWELL CONSUMER PRODUCTS (CANADA) INC.
A   UNITED STATES: MASS     100      HONEYWELL CONSUMER PRODUCTS SECURITY CORP.
A   AUSTRIA                 100      DURACRAFT HAUSHALTSGERATE VERTRIEBS GmbH
A   ENGLAND                 100      HONEYWELL CONSUMER PRODUCTS LIMITED
A   GERMANY                 100      HONEYWELL HAUSGERATE GmbH
A   HONG KONG               100      DURACRAFT HONG KONG LTD.
A   HONG KONG               100        FAITH GLORY HONG KONG LIMITED
A   CHINA                   100        DURACRAFT ELECTRICAL (SHENZHEN) CO. LTD.
A   CHINA                   100        DURACRAFT MOULDING (SHANGHAI) CO. LTD.
A   PORTUGAL               74.3        DURACRAFT IBERICA S.A. [ALSO HONEYWELL CONSUMER PRODUCTS, INC.
                                         OWNS 25.7%]
A   TAIWAN                  100      COMFORT ZONE
A   UNITED STATES: IL        49    FOSTER/HONEYWELL JOINT VENTURE (Partnership)
A   UNITED STATES: DEL       50    GE/MICROSWITCH CONTROL INC.
I   UNITED STATES: DEL      100    MINNEAPOLIS-HONEYWELL REGULATOR COMPANY, INC.
I   UNITED STATES: CALIF    100    TETRA TECH SYSTEMS, INC.
I   UNITED STATES: CALIF    100    TETRA TECH MANAGEMENT SERVICES, INC.
I   SAUDI ARABIA             75      SAUDI ARABIAN TETRA TECH LIMITED
A   UNITED STATES: DEL      100    HONEYWELL ELECTRONICS CORPORATION
A   UNITED STATES: DEL      100      COEUR D'ALENE DEVELOPMENT INC.
A   ENGLAND                 100      HONEYWELL LIMITED
A   ENGLAND                 100        HONEYWELL CONTROL SYSTEMS LIMITED
A   SOUTH AFRICA            100          HONEYWELL SOUTHERN AFRICA (PROPRIETARY) LIMITED
A   BOTSWANA                100            HONEYWELL BOTSWANA (PTY.) LIMITED
A   ENGLAND                 100        HONEYWELL AVIONICS SYSTEMS LIMITED
A   ENGLAND                 100        HONEYWELL AEROSPACE AND DEFENCE LIMITED
A   ENGLAND                 100        KODEN MAINTENANCE COMPANY LIMITED
A   ENGLAND                 100        HONEYWELL INFORMATION SYSTEMS LIMITED
I   ENGLAND                 100        HONEYWELL LEASING LIMITED
A   ENGLAND                 100        HONEYWELL PROFIMATICS LIMITED

A                            %
I       COUNTRY            OWNED                         COMPANY*
-       -------            -----                         --------
A   ENGLAND                 100        HONEYWELL PENSION TRUSTEES LIMITED
I   ENGLAND                 100        HONEYWELL I.S. LIMITED
A   ENGLAND                 100        COMFORT COOLING LIMITED
A   ENGLAND                 100        HONEYWELL FM(2) LIMITED
A   ARGENTINA               100    HONEYWELL S.A.I.C.
I   ARGENTINA               100    CONTROLES HONEYWELL S.A.I.C.
A   AUSTRALIA               100    HONEYWELL HOLDINGS PTY. LIMITED
A   AUSTRALIA               100      A.C.N. 000 371 184 PTY. LIMITED
A   AUSTRALIA               100      HONEYWELL LIMITED
A   NEW ZEALAND             100      HONEYWELL HOLDINGS LIMITED
A   NEW ZEALAND             100        HONEYWELL HOLDINGS LIMITED
I   NEW ZEALAND             100        HONEYWELL (WHOLESALE) LIMITED
A   BELGIUM                 100    HONEYWELL S.A.
A   BELGIUM               99.97      HONEYWELL EUROPE S.A. [OTHER .03% OWNED BY HONEYWELL INC.]
A   BERMUDA                 100    HONEYWELL ASSURANCE LIMITED
I   BRAZIL                   49    EMBRASID S.A.
A   CANADA                   49    COMCEPT CANADA, INC.
A   CANADA                  100    HONEYWELL LIMITED-HONEYWELL LIMITEE
A   BARBADOS                 99      HONEYWELL (BARBADOS) FINANCE AND DEVELOPMENT SRL
                                       [OTHER 1% OWNERSHIP IS HELD BY HONEYWELL CANADA LIMITED-HONEYWELL
                                        CANADA LIMITEE]
A   CANADA                  100      INTER PLANT CONSULTING INC.
A   CANADA                  100    HONEYWELL CANADA LIMITED-HONEYWELL CANADA LIMITEE
A   CHILE                   100    HONEYWELL CHILE S.A.
A   CHINA                    55    SINOPEC HONEYWELL (TIANJIN) LIMITED
A   CHINA                   100    HONEYWELL (TIANJIN) LIMITED
A   COLOMBIA               94.8    HONEYWELL COLOMBIA S.A.
                                   [ALSO OTHER 5.2% OWNED BY MINNEAPOLIS HONEYWELL REGULATOR COMPANY, INC.,
                                   HONEYWELL ELECTRONICS CORPORATION, HONEYWELL EUROPE INC., AND
                                   HONEYWELL REALTY, INC.]
A   CYPRUS               99.999%   HONEYWELL CONTROLS INTERNATIONAL LIMITED
                                   [OTHER .001% owned by HONEYWELL
                                   ELECTRONICS CORPORATION]
A   DENMARK                 100    HONEYWELL A/S
A   DENMARK                 100      HONEYWELL EJENDOMSVIRKE A/S
I   DOMINICAN REPUBLIC      100    HONEYWELL DOMINICANA C. POR A.
A   ECUADOR                 100    HONEYWELL S.A.
A   FINLAND                 100    HONEYWELL OY
A   FINLAND                 100      KIINTEISTOHUOLTO MERATEK OY
I   FINLAND                 100        VM-KIINTEISTOHUOLTO OY
A   FINLAND                 100      TULLINTORIN KIINTEISTPALVELU OY
A   FRANCE                  100    HONEYWELL S.A.
A   FRANCE                  100      DAVILOR TECHNOLOGIE S.A.
A   FRANCE                  100      HONEYWELL AEROSPACE S.A.
A   FRANCE                  100      AURIS S.A.
A   FRANCE                  100      APPLICATEL S.A.
A   FRANCE                  100      ALARME ET PROTECTION - SOCOMEX S.A.
A   FRANCE                  100      ALARME ET PROTECTION S.A.
A   FRANCE                  100        ALARME INTERCO S.A.
A   FRANCE                  100        SOVIALE INDUSTRIE
A   FRANCE                  100        ANJOU SECURITE S.A.
A   FRANCE                  100      HONEYWELL GERDS S.A.
A   GERMANY                 100    HONEYWELL HOLDING AG
A   GERMANY                 100      INGENIEURBETRIEB FUER AUTOMATISIERUNGSTECHNIK GmbH
A   GERMANY                 100      HONEYWELL REGELSYSTEME GmbH
A   GERMANY                 100        IAL VERTRIEBS GmbH
A   GERMANY                 100      HONEYWELL PAPER MACHINE AUTOMATION CENTER GmbH
A   GERMANY                 100      HONEYWELL SAFETY MANAGEMENT SYSTEMS GmbH
A   GERMANY                 100      METALLWERKE NEHEIM GOEKE & CO. GmbH
A   FRANCE                  100        MNG FRANCE E.U.R.L.

A                            %
I       COUNTRY            OWNED                         COMPANY*
-       -------            -----                         --------
A   BULGARIA                100      HONEYWELL EOOD
A   CZECH REPUBLIC          100      HONEYWELL, Spol. sr.o.
A   HUNGARY                 100      HONEYWELL SZABALYOZASTECHNIKAI KFT
A   POLAND                  100      HONEYWELL SP.Z.O.O.
A   POLAND                  100        ENERGY SAVINGS COMPANY SP.Z.O.O.
A   RUSSIA                  100      HONEYWELL AVIATION CONTROL MOSCOW
A   RUSSIA                  100      HONEYWELL HOME AND BUILDING CONTROL
A   SLOVAK REPUBLIC         100      HONEYWELL Spol. sr.o.
A   GERMANY                 100      HONEYWELL AG
A   GERMANY                 100        HONEYWELL UNTERSTUETZUNGSKASSE GmbH
A   GERMANY                 100        HONEYWELL BRAUKMANN UNTERSTUETZUNGSKASSE GmbH
A   GERMANY                 100        B&S KAELTE-WAERME-KLIMA GmbH
A   GERMANY                 100        ERG BETRIEBSGESELLSCHAFT mbH
A   GERMANY                 100        NAH NORD-ALARM GESELLSCHAFT FUER ALARM-UND OstmbH
A   GERMANY                 100        KG NORD-ALARM GESELLSCHAFT FUER ALARM-UND
                                        SICHERHEITSANLAGEN mbH & Co.(KG Partnership)
A   GERMANY                 100           NA BETRIEBSFUEHRUNGs GmbH
A   GERMANY                 100        WSD GEBAEUDETECHNISCHER SERVICE GmbH
A   AUSTRIA                 100      HONEYWELL AUSTRIA Ges.m.b.H.
A   RUSSIA                   70        HONEYWELL-STERCH INDUSTRIAL CONTROLS
A   UKRAINE                 100        HONEYWELL LIMITED
A   HONG KONG               100    HONEYWELL LIMITED
A   INDIA                   100    HONEYWELL INDIA SOFTWARE OPERATION PRIVATE LIMITED
A   INDIA                 40.62    TATA HONEYWELL LIMITED
I   INDIA                    40    HONEYWELL INDIA LIMITED
A   ITALY                   100    HONEYWELL S.p.A.
A   ITALY                   100      HONEYWELL U.G.V. S.r.l.
A   ITALY                   100      STRUMENTECNICA S.r.l.
A   ITALY                   100        TECNOREG S.r.l.
A   ITALY                    25      SINTED S.p.A.
A   ITALY                    40      SPACE CONTROLS ALENIA-HONEYWELL S.p.A.
A   PORTUGAL                 70      HONEYWELL PORTUGAL AUTOMACAO E CONTROLE, LDA.
                                     [ALSO, HONEYWELL S.A. (SPAIN) OWNS 30%]
A   PORTUGAL                100        ARCLASSE, SERVICO TOTAL DE CLIMATIZACAO S.A.
I   JAPAN                    50    NEC HONEYWELL SPACE SYSTEMS LTD.
A   JAPAN                 23.22    YAMATAKE-HONEYWELL CO., LTD.
A   JAPAN                  71.9      YAMATAKE & CO., LTD.
A   JAPAN                    50      TAISHIN CO., LTD.
A   JAPAN                   100      YAMATAKE KEISO CO., LTD.
A   JAPAN                    60      YAMATAKE ENGINEERING CO., LTD.
A   JAPAN                   100      YAMATAKE CONTROL PRODUCTS CO., LTD.
A   JAPAN                   100      YAMATAKE TECHNO-SYSTEMS CO., LTD.
A   CHINA                   100      DALIAN YAMATAKE CONTROL INSTRUMENTS CO., LTD.
A   CHINA                    60      SHANGHAI YAMATAKE-SIC BUILDING AUTOMATION CO., LTD.
A   CHINA                  52.9      BEIJING YAMATAKE-SIC CONTROL SYSTEMS CO., LTD.
A   CHINA                    60      SHANGHAI YAMATAKE JINSHAN CONTROL INSTRUMENTS CO., LTD.
A   THAILAND                 49      YAMATAKE-HONEYWELL (THAILAND) CO., LTD.
A   UNITED STATES: ARIZONA  100      YCV CORPORATION
A   KOREA                    40    LG-HONEYWELL CO., LTD.[ALSO, YAMATAKE-HONEYWELL CO., LTD. OWNS 10%]
A   MALAYSIA                100    HONEYWELL AUTOMATION AND CONTROLS SDN. BHD.
A   MALAYSIA                100      HONEYWELL ENGINEERING SDN. BHD.
A   MALAYSIA                 30      BERKAT HONEYWELL SDN. BHD.
A   MEXICO                  100    HONEYWELL S.A. DE C.V.
A   MEXICO                  100    HONEYWELL OPTOELECTRONICA, S.A. DE C.V.
A   MEXICO                  100    MEXHON S.A. DE C.V.
A   MEXICO                  100    HONEYWELL MANUFACTURAS DE CHIHUAHUA, S.A. DE C.V.
A   NETHERLANDS ANTILLES    100    HONEYWELL CAPITAL N.V.
A   NETHERLANDS             100      HONEYWELL MIDDLE EAST B.V.
A   KUWAIT                   40        HONEYWELL KUWAIT K.S.C.

A                            %
I       COUNTRY            OWNED                         COMPANY*
-       -------            -----                         --------
A   EGYPT                    98        HONEYWELL (EGYPT)[ALSO HONEYWELL S.p.A. OWNS 2%]
A   OMAN                     60        HONEYWELL & CO. OMAN LLC.
A   TURKEY                   80        HONEYWELL OTOMASYON VE KONTROL SISTEMLERI SAN. VE TIC.A.S.
A   NETHERLANDS             100    HONEYWELL EUROPEAN DISTRIBUTION CENTER B.V.
A   NETHERLANDS             100    SKINNER EUROPA B.V.
A   NETHERLANDS            92.6    HONEYWELL B.V. [OTHER 7.4% OWNED BY SKINNER EUROPA B.V.]
A   NETHERLANDS             100      HONEYWELL HI-SPEC SOLUTIONS B.V.
A   NETHERLANDS             100      GASMODUL B.V.
A   NETHERLANDS              50      TURNKIEK PROCESS CONTROL B.V.
A   NETHERLANDS             100        TURNKIEK BUSINESS IMPROVEMENT B.V.
A   NETHERLANDS              50      CARA C'AIR B.V.
A   NETHERLANDS             100      HONEYWELL SAFETY MANAGEMENT SYSTEMS B.V.
A   GERMANY                 100      PROFIMATICS EUROPE GmbH
A   NETHERLANDS             100    HONEYWELL FOREIGN SALES CORPORATION B.V.
A   NETHERLANDS             100    HONEYWELL FINANCE B.V.
A   NORWAY                  100    HONEYWELL A/S
A   NORWAY                  100      HONEYWELL MILJOPARTNER A/S
A   NORWAY                  100      HONEYWELL KOLBERG SERVICE A/S
A   NORWAY                  100      FLEBU BERGEN A/S
A   NORWAY                   40        NORD VENTILASJON A/S
A   NORWAY                  100      VENTOK A/S
A   PAKISTAN                100    HONEYWELL (PRIVATE) LIMITED
A   PANAMA                  100    HONEYWELL PROFIMATICS LATINOAMERICANA, S.A.
A   VENEZUELA               100      HONEYWELL PROFIMATICS C.A.
A   SAUDI ARABIA             50    HONEYWELL TURKI-ARABIA LIMITED
A   SINGAPORE               100    HONEYWELL PTE. LTD.
A   SINGAPORE               100      HONEYWELL AEROSPACE PTE. LTD.
A   SINGAPORE               100      HONEYWELL SAFETY MANAGEMENT SYSTEMS PRIVATE LIMITED
I   SINGAPORE               100    HONEYWELL COMPUTERS PRIVATE LIMITED
A   SPAIN                   100    HONEYWELL S.A.
A   SPAIN                  99.8      INTERNACIONAL DE MANTENIMIENTO, S.A.
                                     [OTHER .02% OWNED BY MANTENIMIENTO Y CONTROL S.A.]
A   SPAIN                  99.9      MANTENIMIENTO Y CONTROL S.A.
                                     [OTHER .01% OWNED BY INTERNACIONAL DE MANTENIMIENTO, S.A.]
A   SPAIN                   100      SINEL, S.A.
A   SPAIN                   100      HONEYWELL TECNOLOGIA Y CONROL, S.A.
A   SWEDEN                  100    HONEYWELL AB
A   SWEDEN                  100      INUCONTROL AB
A   DENMARK                 100        INUCONTROL ApS
A   SWITZERLAND             100    HONEYWELL AG
A   SWITZERLAND             100      HONEYWELL CENTRABUERKLE AG
A   SWITZERLAND             100      HONEYWELL-LUCIFER S.A.
A   SWITZERLAND             100      SATRONIC HOLDING AG
A   ENGLAND                 100        SATRONIC CONTROLS (UK) LTD.
A   HUNGARY                 100        FLAMTRONIC KFT
A   NETHERLANDS             100        SATRONIC NEDERLAND B.V.
A   SWITZERLAND             100        PERMONTAGGIO S.A.
A   SWITZERLAND             100        R. LUDI AG
A   SWITZERLAND             100        SATRONIC AG
A   GERMANY                  61          SATRONIC GmbH [OTHER 39% OWNED BY R. LUDI AG (SWITZERLAND)]
A   TAIWAN                  100    HONEYWELL TAIWAN LIMITED
A   THAILAND               97.9    HONEYWELL SYSTEMS (THAILAND) LIMITED
                                   [OTHER 2.1%EQUALLY OWNED BY MINNEAPOLIS-HONEYWELL REGULATOR COMPANY,
                                   INC., HONEYWELL EUROPE INC., HONEYWELL ELECTRONIC INC., HONEYWELL
                                   OVERSEAS FINANCE, HONEYWELL REALTY INC., and HONEYWELL
                                   COMMUNICATIONS COMPANY]
A   VENEZUELA               100    HONEYWELL C.A.
A   VENEZUELA               100      SERVICIOS HONEYWELL C.A.
A   PANAMA                  100      HONEYWELL PANAMA, S.A.

NOTE: A=ACTIVE
      I=INACTIVE

* SUBSIDIARIES OF HONEYWELL INC.s AFFILIATES OR SUBSIDIARIES ARE INDICATED BY THE INDENTATION OF THE NAME BELOW THE NAME OF THE OWNING COMPANY: e.g., HONEYWELL & CO. OMAN LLC. IS 60% OWNED BY HONEYWELL MIDDLE EAST B.V., WHICH IS 100% OWNED BY HONEYWELL CAPITAL N.V., WHICH IS 100% OWNED BY HONEYWELL INC.